                                                                 Exhibit 10.26.5

(EMERSON LOGO)

EMERSON RADIO CORP. 9 Entin Road, P.O. Box 430, Parsippany, New Jersey 07054-4430 (973) 884-5800

--------------------------------------------------------------------------------
                                               Effective as of September 1, 2004

Ms. Elizabeth J. Calianese
c/o Emerson Radio Corp.
9 Entin Road
Parsippany, New Jersey 07054

                              EMPLOYMENT AGREEMENT

Dear Ms. Calianese:

This letter will serve as confirmation of our agreement that the Employment Agreement, dated effective as of September 1, 2001 (the "Agreement"), by and between you and Emerson Radio Corp. shall be and hereby is extended through and including August 31, 2007. The base salary compensation of the Agreement is presently $220,000.

Except as specifically amended hereby, the terms of the Agreement shall remain in full force and effect. Please indicate your agreement to the above by signing in the space provided below.


Very truly yours:

Emerson Radio Corp.

By: /s/ John J. Raab
   -----------------------------
   (Name)                 (Title)              ACKNOWLEDGED, UNDERSTOOD AND
John J. Raab              COO-SEVP             AGREED TO AS OF SEPTEMBER 1, 2004

                                               By: /s/ Elizabeth J. Calianese
                                                  -----------------------------
                                                  Elizabeth J. Calianese